UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2021

Colfax Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34045	54-1887631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2711 Centerville Road, Suite 400
Wilmington, DE 19808
(Address of principal executive offices) (Zip Code)

(302) 252-9160

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CFX	New York Stock Exchange
5.75% Tangible Equity Units	CFXA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Plans for Reverse Stock Split

On December 30, 2021, Colfax Corporation (the “Company” or “Colfax”) issued a press release announcing, among other things, that it plans to hold a special meeting of stockholders to seek approval for an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to effect, at the discretion of the Board of Directors, (i) a reverse stock split of the Company’s common stock, par value $0.001 per share (the “common stock”), at one of three reverse stock split ratios, one-for-two, one-for-three or one-for-four, with the exact ratio to be determined by the Board of Directors of the Company at a later date, and (ii) if and when the reverse stock split is effected, a corresponding reduction in the number of authorized shares of the Company’s common stock by the selected reverse stock split ratio. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Change of Principal Executive Offices

The Company has changed its principal executive offices from 420 National Business Parkway, 5th Floor, Annapolis Junction, Maryland 20701 to 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808. The Company’s telephone is: (302) 252-9160.

Important Information about the Reverse Stock Split

This communication may be deemed to be solicitation material in connection with the proposal to be submitted to the Colfax’s stockholders at its special meeting seeking approval of an amendment to the Certificate of Incorporation to effect a reverse stock split and a reduction in the number of authorized shares of its common stock (the “Reverse Split Proposal”). In connection with the Reverse Split Proposal, Colfax intends to file a preliminary proxy statement on Schedule 14A with the U.S. Securities and Exchange Commission (the “SEC”). Stockholders are urged to read the preliminary proxy statement and all other relevant documents filed with the SEC when they become available, including the definitive proxy statement, because they will contain important information about the Reverse Split Proposal.

Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC when available at Colfax’s website, www.colfaxcorp.com. You also may read and copy any reports, statements and other information filed by Colfax with the SEC at the SEC public reference room at 100 F Street, N.E. Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Forward-Looking Statements

This communication includes forward-looking statements, including forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning Colfax’s plans, objectives, outlook, expectations and intentions, including the intended separation of Colfax’s fabrication technology and specialty medical technology businesses (the “Separation”), the intended reverse stock split and corresponding authorized share reduction of Colfax’s common stock (the “Stock Split”), and the timing, method and anticipated benefits of the Separation and Stock Split and other statements that are not historical or current fact. Forward-looking statements are based on Colfax’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause Colfax’s results to differ materially from current expectations include, but are not limited to, risks related to the impact of the COVID-19 global pandemic, including the rise, prevalence and severity of variants of the virus, actions by governments, businesses and individuals in response to the situation, such as the scope and duration of the outbreak, the nature and effectiveness of government actions and restrictive measures implemented in response, material delays and cancellations of medical procedures, supply chain disruptions, the impact on creditworthiness and financial viability of customers; risks relating to the Separation and Stock Split, including the final approval of the Separation and Stock Split by Colfax’s board of directors, the uncertainty of obtaining regulatory approvals, and a favorable tax opinion and/or ruling from the Internal Revenue Service, Colfax’s ability to satisfactorily complete steps necessary for the Separation, Stock Split and related transactions to be generally tax-free for U.S. federal income tax purposes, the ability to satisfy the necessary conditions to complete the Separation and Stock Split on a timely basis, or at all, the ability to realize the anticipated benefits of the Separation and Stock Split, developments related to the impact of the COVID-19 pandemic on the Separation and Stock Split, and the financial and operating performance of each company following the Separation and Stock Split; other impacts on Colfax’s business and ability to execute business continuity plans; and the other factors detailed in Colfax’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q under the caption “Risk Factors,” as well as the other risks discussed in Colfax’s filings with the SEC. In addition, these statements are based on assumptions that are subject to change. This press release speaks only as of the date hereof. Colfax disclaims any duty to update the information herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

99.1	Press release, dated December 30, 2021

104	Cover Page Interactive Data File - The cover page from this Current Report on Form 8-K is formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 30, 2021

COLFAX CORPORATION

By:	/s/ Christopher M. Hix
Name:	Christopher M. Hix
Title:	Executive Vice President, Finance,
Chief Financial Officer
(Principal Financial Officer)